Exhibit 10.1

Clarus Corporation

2084 E 3900 S

Salt Lake City, Utah 84124

April 30, 2020

Via Email

Steven Kottman

David B. Sanderson

Steven Kottman, as Sellers’ Representative

S.K.B. Corporation

c/o S.K.B. Corporation
434 W. Levers Pl.
Orange, CA 92867

Ladies and Gentlemen:

Reference is hereby made to that certain Stock Purchase Agreement (the “Agreement”) dated as of March 10, 2020, entered into by and among Clarus Corporation, Everest/Sapphire Acquisition, LLC, S.K.B. Corporation, David Sanderson and Steven Kottman, and Steven Kottman, as the “Sellers’ Representative”. Capitalized terms used but not defined in this letter agreement will have the meanings assigned to them by the Agreement.

Given the recent events surrounding the COVID-19 global pandemic, and the economic uncertainties in the United States and globally as a result thereof, the parties to the Agreement mutually agree that the Agreement has expired on April 30, 2020 and is no longer effective.

This letter agreement shall be governed by the laws of the State of New York, without regard to the principles of the conflicts of laws thereof. Each party hereto hereby consents to the exclusive jurisdiction of any Federal or New York state court of applicable jurisdiction sitting within the County and State of New York. This letter agreement may be executed in multiple counterparts and may be delivered by facsimile or electronic mail on portable document format, all of which taken together shall be deemed an original and shall constitute one instrument.

Please indicate your agreement to the foregoing by signing the counterpart of this letter agreement in the signature block provided below.

Very truly yours,

CLARUS CORPORATION By: /s/ Aaron J. Kuehne Name: Aaron J. Kuehne Title: Chief Financial Officer and Chief Administrative Officer	Everest/Sapphire Acquisition, LLC By: /s/ Aaron J. Kuehne Name: Aaron J. Kuehne Title: Chief Financial Officer and Chief Administrative Officer

[Signature Page Follows]

AGREED AND ACKNOWLEDGED:

S.K.B. Corporation

By:	/s/ Steven A. Kottman
Steven A. Kottman
President

sellers:

/s/ Steven A. Kottman

Steven Kottman

/s/ David B. Sanderson

David B. Sanderson

Sellers’ Representative:

/s/ Steven A. Kottman

Steven Kottman